UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2022
UiPath, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40348	47-4333187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

452 5th Avenue, 22nd Floor New York, New York		10018
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 432-0455
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	PATH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.
On June 24, 2022, the Board of Directors (the “Board”) of UiPath, Inc. (the “Company”) approved restructuring actions to manage its operating expenses. These actions are expected to include an overall reduction of approximately 5% of the Company’s global workforce of approximately 4,200 as of April 30, 2022, with most of these reductions expected to occur by the end of the second fiscal quarter 2023. Worldwide, we expect the workforce reductions to comply with applicable laws including consultation requirements. This workforce reduction is aimed at simplifying our go-to-market approach starting with an alignment that we believe will result in better market segmentation, higher sales productivity, and best-in-class customer experience and outcomes. The Company estimates it will incur approximately $15 million in restructuring expenses, predominantly related to employee severance and compensation benefits, as well as contractual charges, consisting of lease termination and other related costs. We expect related charges to be recognized by the end of fiscal year 2023. The charges that the Company expects to incur are subject to a number of assumptions, and actual expenses may differ materially from the estimates disclosed above.
Item 7.01 Regulation FD Disclosure.
The Company is updating the outlook provided on June 1, 2022 in its fiscal first quarter 2023 earnings release for the period ended April 30, 2022, reiterating its revenue, Annualized Renewal Run-rate (ARR), and non-GAAP operating loss guidance ranges for the fiscal second quarter 2023 ending July 31, 2022 and its revenue and ARR guidance ranges for the fiscal full year 2023 ending January 31, 2023. At the same time the Company is increasing its non-GAAP operating income guidance for the fiscal full year 2023 ending January 31, 2023 to reflect anticipated efficiencies going forward.
For the fiscal second quarter 2023, UiPath expects :
•Revenue in the range of $229 million to $231 million
•ARR in the range of $1,040 million to $1,042 million as of July 31, 2022
•Non-GAAP operating loss in the range of $(60) million to $(55) million
For the fiscal full year 2023, UiPath expects:
•Revenue in the range of $1,085 million to $1,090 million
•ARR in the range of $1,220 million to $1,225 million as of January 31, 2023
•Non-GAAP operating income of approximately $15 million
Reconciliation of non-GAAP operating income (loss) guidance to the most directly comparable GAAP measure is not available without unreasonable efforts on a forward-looking basis due to the high variability, complexity and low visibility with respect to the charges excluded from this non-GAAP measure; in particular, the effects of stock-based compensation expense specific to equity compensation awards that are directly impacted by unpredictable fluctuations in our stock price. We expect the variability of the above charges to have a significant, and potentially unpredictable, impact on our future GAAP financial results.
This Current Report on Form 8-K contains forward-looking statements including, but not limited to, statements related to the Company’s outlook for the full year 2023 and the approximate percentage of global workforce affected by, the estimated restructuring charges associated with, and the time frame for completion of and recognition of charges associated with the restructuring. These forward-looking statements are based on management’s beliefs and assumptions and on information available to management as of the date they are made. However, investors should not place undue reliance on any such forward-looking statements because they speak only as of the date they are made. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results, events and developments to differ materially from the Company’s historical experience and its present expectations or projections. These risks and uncertainties include, but are not necessarily limited to, those described in the Company’s filings with the Securities and Exchange Commission.
Key Performance Metric
Annualized Renewal Run-rate (ARR) is a key performance metric we use in managing our business because it illustrates our ability to acquire new subscription customers and to maintain and expand our relationships with existing subscription customers. We define ARR as annualized invoiced amounts per solution SKU from subscription licenses and maintenance obligations assuming no increases or reductions in the subscriptions. ARR does not include the costs we may incur to obtain such subscription licenses or provide such maintenance and does not reflect any actual or anticipated reductions in invoiced value due to contract non-renewals or service cancellations other than for specific bad debt or disputed amounts. Additionally, though we use ARR as a forward-looking metric in the management of our business, it does not include invoiced amounts reported as perpetual licenses or professional services revenue in our consolidated statement of operations, and is not a forecast of future revenue, which can be impacted by contract start and end dates, duration, and renewal rates.
Investors should not place undue reliance on ARR as an indicator of future or expected results. Our presentation of this metric may differ from similarly titled metrics presented by other companies and therefore comparability may be limited.
Non-GAAP Financial Measures
Non-GAAP operating income (loss) excludes:
•restructuring expenses;
•stock-based compensation expense;
•amortization of acquired intangibles; and
•employer payroll tax expense related to employee equity transactions.
UiPath uses non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, by excluding the effects of special items that do not reflect the ordinary earnings of our operations as a supplement to GAAP measures. UiPath believes that the use of non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial results with other companies in UiPath’s industry, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures are financial measures that are derived from the consolidated financial statements, but that are not presented in accordance with generally accepted accounting principles in the United States (GAAP). We believe these non-GAAP financial measures provide investors with useful supplementary information in evaluating our performance. Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, our financial performance measures prepared in accordance with GAAP. Further, our non-GAAP information may be different from the non-GAAP information provided by other companies.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UiPath, Inc.

By:	/s/ Brad Brubaker
Chief Legal Officer and Secretary

Date: June 27, 2022